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                                                              Exhibit 99.1

In October 2003, Mail-Well, Inc. ("Mail-Well") reorganized into two business segments. This reorganization aligns the structure with principle strategic goals: to operate as one company; to provide customers with one point of entry into Mail-Well; and to go to market with a complete range of products and services.

The commercial segment combines commercial printing plants and the custom direct portion of the envelope business into a single business that sells directly to national and local customers. The commercial segment consists of 66 manufacturing facilities and five distribution and fulfillment centers and specializes in the printing of annual reports, car brochures, brand marketing collateral, financial communications and general commercial printing and customized envelopes for billing and remittance and direct mail advertising.

The resale segment combines all operations that sell to third-party dealers such as print distributors, forms suppliers and office-product retain chains. This business consists of 20 plants that produce a variety of products including business forms, business labels, custom and stock envelopes, specialty packaging and mailers.

The accompanying segment data presents net sales, operating income and other financial data for the two business segments for 2003 and 2002 by quarter. In 2002, segment data includes restructuring expenses and net sales and operating income of divested operations. The impact of restructuring and divestitures on segment data for 2003 are not included in this analysis because these amounts did not significantly impact segment data in 2003.

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
MAIL-WELL, INC. AND SUBSIDIARIES
SEGMENT DATA
(IN THOUSANDS)
(UNAUDITED)

                                                                        THREE MONTHS ENDED                            YEAR ENDED
                                                                                    SEPTEMBER 30    DECEMBER 31      DECEMBER 31
                                                   MARCH 31 2003    JUNE 30 2003        2003            2003             2003
NET SALES:
     Commercial                                      $ 324,062        $ 306,608       $ 315,029      $ 326,826       $ 1,272,525
     Resale                                            103,258          101,218          97,189         97,474           399,139
---------------------------------------------------------------------------------------------------------------     -------------
          Total net sales                            $ 427,320        $ 407,826       $ 412,218      $ 424,300       $ 1,671,664
---------------------------------------------------------------------------------------------------------------     -------------

OPERATING INCOME (LOSS):
     Commercial                                      $  12,475        $  10,286       $  16,879      $  19,063       $    58,703
     Resale                                             11,854           10,456           9,948         12,446            44,704
     Corporate services                                 (5,050)          (5,116)         (4,805)        (2,891)          (17,862)
---------------------------------------------------------------------------------------------------------------     -------------
          Total operating income                     $  19,279        $  15,626       $  22,022      $  28,618       $    85,545
---------------------------------------------------------------------------------------------------------------     -------------

OTHER SEGMENT DATA:
     Commercial
          Depreciation                                   9,235            9,188           9,141          8,866            36,430
          Amortization                                     211              184             266            302               963
          Other non operating income (expenses)            (10)            (440)           (338)          (388)           (1,176)

     Resale
          Depreciation                                   2,352            2,300           2,230          2,224             9,106
          Amortization                                     234              234             234            234               936
          Other non operating income (expenses)            (34)             (66)            (67)           (80)             (247)

     Corporate
          Depreciation                                     135              134             136            127               532
          Amortization                                       -                -               -              -                 -
          Other non operating income (expenses)            (89)             149            (169)          (287)             (396)
          Gain on assets held for sale                       -                -               -           (117)             (117)

     Total Company
          Depreciation                                  11,722           11,622          11,507         11,217            46,068
          Amortization                                     445              418             500            536             1,899
          Other non operating income (expenses)           (133)            (357)           (574)          (755)           (1,819)
          Gain on assets held for sale                       -                -               -           (117)             (117)



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
MAIL-WELL, INC. AND SUBSIDIARIES
SEGMENT DATA
(IN THOUSANDS)
(UNAUDITED)

                                                                         THREE MONTHS ENDED                            YEAR ENDED
                                                                                     SEPTEMBER 30     DECEMBER 31     DECEMBER 31
                                                  MARCH 31 2002     JUNE 30 2002         2002             2002            2002
NET SALES:
     Commercial                                     $ 320,061         $ 297,965        $ 318,735       $ 331,606      $ 1,268,367
     Resale                                           123,413           123,002          109,993         103,930          460,338
-----------------------------------------------------------------------------------------------------------------    -------------
          Total net sales                           $ 443,474         $ 420,967        $ 428,728       $ 435,536      $ 1,728,705
-----------------------------------------------------------------------------------------------------------------    -------------

OPERATING INCOME (LOSS):
     Commercial                                     $  (3,221)        $  (5,102)       $    (282)      $  10,119      $     1,514
     Resale                                            10,267            12,136           11,031           9,865           43,299
     Corporate services                                (9,982)          (35,021)         (26,721)         (6,008)         (77,732)
-----------------------------------------------------------------------------------------------------------------    -------------
          Total operating income (loss)             $  (2,936)        $ (27,987)       $ (15,972)      $  13,976      $   (32,919)
-----------------------------------------------------------------------------------------------------------------    -------------

OTHER SEGMENT DATA:
     Commercial
          Depreciation                                  9,006             9,095            9,108           8,806           36,015
          Amortization                                    262               242              214             192              910
          Other non operating income (expenses)            (8)             (171)            (379)           (255)            (813)
          Restructuring and other charges              11,622             8,491           15,443           9,339           44,895

     Resale
          Depreciation                                  3,129             2,811            2,729           2,719           11,388
          Amortization                                    260               260              246             235            1,001
          Other non operating income (expenses)           (33)               30             (159)            (79)            (241)
          Restructuring and other charges               2,279             1,651              706           2,003            6,639

     Corporate
          Depreciation                                   (656)             (366)            (267)          1,705              416
          Amortization                                    (20)               12               66             268              326
          Other non operating income (expenses)          (251)               90           (1,181)            642             (700)
          Impairment loss on assets held for sale           -            19,278                -               -           19,278
          Loss on early extinguishement of debt         7,745             8,718                -               -           16,463
          Restructuring and other charges                 626              (868)          23,259               -           23,017

     Total Company
          Depreciation                                 11,479            11,540           11,570          13,230           47,819
          Amortization                                    502               514              526             695            2,237
          Other non operating income (expenses)          (292)              (51)          (1,719)            308           (1,754)
          Impairment loss on assets held for sale           -            19,278                -               -           19,278
          Loss on early extinguishement of debt         7,745             8,718                -               -           16,463
          Restructuring and other charges              14,527             9,274           39,408          11,343           74,551

SEGMENT DATA FOR DIVESTED OPERATIONS:

NET SALES:
     Resale - Filing products division              $  18,527         $  17,483        $   6,330       $       -      $    42,340
     Commercial - Digital graphics operations           3,537             3,745            3,416           3,407           14,105
-----------------------------------------------------------------------------------------------------------------    -------------
          Total net sales                           $  22,064         $  21,228        $   9,746       $   3,407      $    56,445
-----------------------------------------------------------------------------------------------------------------    -------------

OPERATING INCOME (LOSS):
     Resale - Filing products division              $   1,739         $   1,396        $     294       $       -      $     3,429
     Commercial - Digital graphics operations             488               419              423          (1,280)              50
-----------------------------------------------------------------------------------------------------------------    -------------
          Total operating income (loss)             $   2,227         $   1,815        $     717       $  (1,280)     $     3,479
-----------------------------------------------------------------------------------------------------------------    -------------
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